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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 2, 1997
                                                        -----------------

                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)


   Delaware                        1-11804                       34-1730488
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

                     One Geon Center, Avon Lake, Ohio     44012
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               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code   440-930-1001
                                                            --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)












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Item 5.       Other Events
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The Geon Company announced that Edward C. Martinelli, senior vice president for corporate development, will retire after a 34-year career with Geon. The move will be effective January 31, 1998.

Item 7(c).    Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of December 2, 1997 announcing the retirement of
Edward C. Martinelli from The Geon Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE GEON COMPANY



                                         By \s\ Gregory L. Rutman
                                           ------------------------------
                                                Secretary

Dated December 8, 1997